                                                                   EXHIBIT 99.2

                              TOKHEIM CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                                      OF
                  11 1/2% SENIOR SUBORDINATED NOTES DUE 2006

  As set forth in the Prospectus, dated November   , 1996 (as the same may be
amended or supplemented from time to time, the "Prospectus"), of Tokheim Corporation (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal for 11 1/2% Senior Subordinated Notes due 2006, this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange its 11 1/2% Series B Senior Subordinated Notes due 2006 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its 11 1/2% Senior Subordinated Notes due 2006 (the "Old Notes"), if (i) certificates representing the Old Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later
than 5:00 p.m., New York City Time, on               . All capitalized terms
used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                            The Exchange Agent is:

                         HARRIS TRUST AND SAVINGS BANK


  By Registered or Certified Mail:          By Overnight Courier or by Hand:
    Harris Trust and Savings Bank             Harris Trust and Savings Bank
c/o Harris Trust Company of New York      c/o Harris Trust Company of New York
            P.O. Box 1010                            77 Water Street
         Wall Street Station                            4th Floor
         New York, NY 10268                        New York, NY 10005

                                 By Facsimile:
                                (212) 701-7636

                             Confirm by telephone:
                                (212) 701-7624

DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on               , unless extended by
the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
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                                  SIGNATURES

                     ------------------------------------
                              Signature of Owner

                     ------------------------------------
                     Signature of Owner (if more than one)

Dated:             , 1996

Name(s): ___________________________

     -----------------------------
            (Please Print)

Address: ___________________________

    -----------------------------

    -----------------------------
         (Include Zip Code)

Area Code and
Telephone No.: _____________________

Capacity (full title), if signing
in a
representative capacity ____________

Taxpayer Identification or
Social Security No.: _______________

Principal Amount of Old Notes
Exchanged: $ __________________________________________________________________

Certificate Nos. of Old Notes (if available)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Total $ _______________________________________________________________________

IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:___________________________________________________________________

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Firm: _______________________     -------------------------------------
                                                  Authorized Signature


Address: ____________________________
                                          Name: _______________________________


-------------------------------------
                                          Title: ______________________________


Area Code and Telephone No.: ________
                                          Date: _______________________________


  NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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